SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 14, 2003

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Item 5.             Other Events And Regulation FD Disclosure

On March 14, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2002.  The press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 7.             Financial Statements, Pro Forma Financials and Exhibits

(c)                                  Exhibits

Exhibit Number	Description
99.1	Press Release dated March 14, 2003 announcing the Registrant’s financial results for the fourth quarter and full year ended December 31, 2002.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: March 17, 2003
	By:	/s/ Lawrence A. Kenyon

Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)